UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): March 23, 2005
                                                  --------------

                                 Candie's, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                               0-10593 11-2481093
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           (Commission File Number) (IRS Employer Identification No.)

                    215 West 40th Street, New York, NY 10018
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 730-0030
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

     On March 23, 2005, Candie's, Inc., (the "Company") issued a press release to report its financial results for the fiscal quarter and eleven months ended December 31, 2004. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

     The press release includes certain non-GAAP financial measures for the periods presented with respect to "operating loss before special charges" and "Unzipped net loss prior to adjustments" and a qualitative reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company has chosen to provide the non-GAAP information in the press release because it believes that it provides a meaningful comparison of the Company's operating performance for the periods presented and to provide investors with additional information to analyze the Company's operating performance and facilitate period-to-period comparisons. The non-GAAP financial measures should not be considered in isolation or as an alternative for measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.


ITEM 9.01. Financial Statements and Exhibits.

     The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(c) Exhibits.

     The following is furnished as an Exhibit to this Report.

 Number  Exhibit
 ------  ----------------------------------------------------------------
 99.1    Press Release of Candie's Inc., dated March 23, 2005.





SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CANDIE'S, INC.
                                            (Registrant)


                                         By:/s/Richard Danderline
                                            ---------------------------------
                                            Richard Danderline
                                            Vice President - Finance

Date: March 25,2005